February 21, 2013

TOUCHSTONE STRATEGIC TRUST

Touchstone U.S. Long/Short Fund

Supplement to the Prospectus, Summary Prospectus, and

Statement of Additional Information dated October 30, 2012

At a meeting of the Board of Trustees (the “Board”) of Touchstone Strategic Trust held on February 21, 2013, the Board approved a plan to close and liquidate the Touchstone U.S. Long/Short Fund (the “Fund”).  The Fund will be closed and liquidated on or about March 26, 2013 (the “Liquidation Date”).  In making their decision, the Board carefully considered the recommendation by the Fund’s investment advisor, Touchstone Advisors, Inc., to close and liquidate the Fund due to factors including its small size, limited growth potential and the redundancy of certain investment strategy offerings within the Touchstone Funds.

Accordingly, the Fund is closed to new and subsequent investments effective as of the close of business on February 21, 2013, except that the Fund may continue to accept systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements or the Liquidation Date, whichever is sooner.  If you participate in a Systematic Withdrawal Plan, automatic withdrawals will no longer be made from your Fund account after the Liquidation Date.

At any time prior to the Liquidation Date, shareholders may redeem shares of the Fund or exchange their shares of the Fund for shares in other Touchstone Funds, subject to minimum investment account requirements and other restrictions on exchanges as described in the Fund’s prospectus.

If you still hold shares of the Fund on the Liquidation Date, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.  The sale or liquidation of your shares will generally be a taxable event.  You should consult your personal tax advisor concerning your particular tax situation.

If you hold Fund shares through a Touchstone IRA account, and we do not receive instructions on the disposition of your shares by the Liquidation Date, we will exchange your shares into shares of the Touchstone Money Market Fund.

As shareholders redeem shares of the Fund between the date of this Supplement and the Liquidation Date, the Fund may not be able to continue to invest its assets in accordance with its stated investment policies.  Accordingly, the Fund may deviate from its stated investment policies during the period between the date of this Supplement and the Liquidation Date.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group®

Please retain this Supplement for future reference.

TSF-54BB-TST-TUSAX-S2-1210